SECURITIES AND EXCHANGE COMMISSION

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 29, 1999

                   International Cavitation Technologies, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Colorado                  0-28318               84-0768695
        --------                  -------               ----------
(State or Other Jurisdiction    (Commission            (IRS Employer
     Of incorporation)           File Number)      Identification number)


12407 S. Memorial Drive
    Bixby, Oklahoma                                              74008
    ---------------                                              -----
(Address of principal executive offices)                       (Zip Code)


                                 (918) 369-5950
                                 --------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (a) Financial statements of business acquired



EXHIBIT 1 - Financial  statements  of  Big  Blue,  Inc.  for   the  years  ended
            May 31, 1999 and 1998

EXHIBIT 2 - Incorporated  by reference the form 10 KSB for the fiscal year ended
            May 31, 1999

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     International Cavitation Technologies, Inc.

Date:  October 29, 1999                     By /s/ David N. Shroff, President

Date:  October 29, 1999                     By /s/ William W. Rippetoe, Director
                                            and Principal Financial and
                                            Accounting Officer

EXHIBIT 1 - Financial statements of Big Blue, Inc. for the  years ended May 31,
            1999 and 1998

Page        Description
------      --------------------------------------------------------------------

  1         Independent Auditors' Report

  2         Balance Sheet, May 31, 1999

  3         Statements  of  Operations -  For the Years Ended May 31,  1999  and
            1998

  4         Statements of Cash Flows - For the Years Ended May 31, 1999 and 1998

  5         Notes to Financial Statements - For the Years Ended May 31, 1999 and
            1998

                          Independent Auditors' Report
                          ----------------------------

To the Board of Directors
and Stockholders of Big Blue, Inc.

We have audited the accompanying balance sheet of Big Blue, Inc. as of May 31, 1999, and the related statements of operations and cash flows for the years ended May 31, 1999, and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Big Blue, Inc. at May 31, 1999, and the results of its operations and its cash flows for the years ended May 31, 1999, and 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company and its parent, International Cavitation Technologies, Inc., do not have significant cash to develop their patents nor have they had significant profitable operations which raises substantial doubt about their ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Oklahoma City, Oklahoma             /s/ Hogan and Slovacek
August 27, 1999

                                 BIG BLUE, INC.
                                 --------------
                                  BALANCE SHEET
                                  -------------
                                  MAY 31, 1999
                                  ------------


                                     ASSETS
                                     ------

Current assets:
     Cash                                                          $      5,426
     Accounts receivable                                                153,069
     Advances to related parties                                          1,006
                                                                   ------------

        Total current assets                                            159,501
                                                                   ------------


Equipment                                                               174,576
Accumulated depreciation                                               (103,687)
                                                                   ------------

                                                                         70,889
                                                                   ------------

Total assets                                                       $    230,390
                                                                   ============



                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

Current liabilities:
     Accounts payable - trade                                          $  6,889
     Accounts payable - related parties                                 370,730
     Notes payable                                                        5,264
                                                                   ------------

        Total current liabilities                                       382,883
                                                                   ------------

Stockholders' equity:
     Common stock $1 par value, 1,000 shares authorized,
        issued and outstanding                                            1,000
     Retained earnings (deficit)                                       (153,493)
                                                                   ------------

                                                                       (152,493)
                                                                   ------------


Total liabilities and stockholders' equity                            $ 230,390
                                                                   ============










         The accompanying notes are an integral part of this statement.
                                      -2-

                                 BIG BLUE, INC.
                                 --------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                    FOR THE YEARS ENDED MAY 31, 1999 AND 1998
                    -----------------------------------------






                                                        1999           1998
                                                    ------------   ------------
Revenues from patent technologies                   $    456,557   $    607,476
                                                    ------------   ------------

Costs and expenses:
     Cost of revenues from patent technologies            45,610        101,340
     Organizational and patent development cost          116,899         47,550
     Administrative expense                              474,404        429,817
     Interest expense                                        891            215
                                                    ------------   ------------

                                                         637,804        578,922
                                                    ------------   ------------

Net (loss) income before income taxes                   (181,247)        28,554

Income tax expense                                             -         (5,000)
Utilization of loss carryback                                  -          5,000
                                                    ------------   ------------

Net (loss) income                                   $   (181,247)  $     28,554
                                                    ============   ============
























        The accompanying notes are an integral part of these statements.
                                      -3-

                                 BIG BLUE, INC.
                                 --------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                    FOR THE YEARS ENDED MAY 31, 1999 AND 1998
                    -----------------------------------------

                                                      1999            1998
                                                  --------------   ------------

Cash Flows from Operating Activities:
     Net (loss) income                            $     (181,247)   $    28,554
     Adjustments to reconcile net income
      to net cash provided by operating
      activities:
      Depreciation                                        18,489          7,435
      Changes in operating assets and liabilities:
         Increase in accounts receivable                (145,898)        (7,737)
         Decrease in advances to related parties           3,552          3,670
         (Decrease) increase in accounts
          payable - trade                                (11,059)        12,294
         Increase in accounts payable -
          related parties                                370,730              -
                                                  --------------   ------------

     Net cash provided by operating activities            54,567         44,216
                                                  --------------   ------------

Cash Flows from Investing Activities:
     Purchases of equipment                              (20,075)       (12,500)
                                                  --------------   ------------

      Net cash (used in) investing activities            (20,075)       (12,500)
                                                  --------------   ------------

Cash Flows from Financing Activities:
     Principal payments on notes payable                 (26,280)       (31,716)
     Shareholder distributions                            (2,786)             -
                                                  --------------   ------------

      Net cash (used in) financing activities            (29,066)       (31,716)
                                                  --------------   ------------

Net increase in cash                                       5,426              -
Cash, beginning of year                                        -              -
                                                  --------------   ------------

Cash, end of year                                 $        5,426   $          -
                                                  ==============   ============


Supplemental Disclosure of Cash Flow
  Information -
     Cash paid for interest                       $         891    $        215
                                                 ==============    ============












        The accompanying notes are an integral part of these statements.

                                 BIG BLUE, INC.
                                 --------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                    FOR THE YEARS ENDED MAY 31, 1999 AND 1998
                    -----------------------------------------




NOTE 1 - ORGANIZATION

Big Blue, Inc. ( the "Company") was organized in the State of Oklahoma on July 5, 1994 by certain shareholders who now control International Cavitation Technologies, Inc. (the "Parent"). The Company acquired licenses to utilize certain patented technologies from Universal Environmental Technologies, Inc. prior to its transfer of these patents to Ion Collider Technologies, Ltd. ("ICT"). ICT was acquired by the Parent corporation on September 30, 1998 and the Company was acquired by the Parent corporation on May 31, 1999.

The Company developed the use of these patented technologies in various applications and earned its revenues from utilization of the patent technologies. Essentially, the Company was its former owner's vehicle to test the usefulness of the patents. These patents use ion collider technology to separate particles from liquid, enhance the recovery of crude oil, increase the amount of hydrocarbons recoverable from underground reservoirs, for water clarification and other applications to be developed.

Effective January 1, 1999, the Company entered into an agreement with ICT which called for ICT to receive fees equal to 90% of all revenues generated by the Company utilizing the patented technologies and obligating ICT to pay 100% of the Company's operating and administrative expenses incurred in connection with the generation of these revenues. For the five months ended May 31, 1999, the Company earned $283,503 in revenues and incurred $159,370 in reimbursed operating and general and administrative expenses in connection with this agreement.

NOTE 2 - ACCOUNTING POLICIES

The Company records its transactions using the accrual basis of accounting. Income is recognized when earned and costs and expenses are recorded when the liability is incurred. The cost of equipment is depreciated over a seven year life and consists of equipment used in the generation of contract revenues.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - GOING CONCERN

The Company's financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. All of the Company's related party accounts payable were eliminated in consolidation with its Parent at May 31, 1999. Nevertheless, the realization of its assets and its continuance as a going concern is dependent on its Parent's ability to develop a market for its technology and to obtain adequate financing in the interim to meet its operating expenses. All of these factors raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments related to the recoverability and classification of recorded assets nor the amount and classification of liabilities that might be necessary in the event the Company cannot continue in existence. The Parent's management is in the process of attempting to raise additional capital and believe that there is a substantial market for the Company's operations.


NOTE 4 - LEASE COMMITMENTS

The Company is leasing three automobiles under non-cancellable operating leases having remaining terms in excess of one year as of May 31, 1999. Rentals for each of the next five years and in the aggregate are:

     Fiscal year ended May 31,

          2000                                   17,230
          2001                                   13,848
          2002                                    7,529
          2003                                    7,530
                                               ----------
        Total future minimum
        rental payments                        $ 46,137
                                               ==========

NOTE 5 - NOTES PAYABLE

The note payable is due to an individual, bears interest at 6% per annum, is due in monthly installments of $2,500 through August of 1999, and is secured by equipment.

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company's related party accounts payable were due to its Parent and its wholly owned subsidiary. These debts were incurred to provide capital for the operations of the Company while it developed uses for the patents.

NOTE 7 - INCOME TAXES

Prior to its acquisition, the Company had a July 31 fiscal year end for income tax reporting purposes. As of May 31, 1999, the Company has no current income tax liability and no significant timing differences between the reporting of income for financial and income tax reporting purposes.